EXHIBIT 23.1

CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Corillian Corporation:

    We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Prospectus.

/s/ KPMG LLP

Portland, Oregon
April 23, 2001